Exhibit 10.5
THIRD AMENDMENT TO MEMBERSHIP INTEREST PURCHASE AGREEMENT
     This THIRD AMENDMENT TO MEMBERSHIP INTEREST PURCHASE AGREEMENT (the “Amendment”) is made and entered into as of the 30th day of November, 2010, by and among PLATINUM OWNERCO, LLC, a Delaware limited liability company (“Platinum OwnerCo”), PLATINUM LEASECO, LLC, a Delaware limited liability company (“Platinum LeaseCo”), SOUTH 17TH STREET INTERMEZZCO, LLC, a Delaware limited liability company (“MezzCo” and together with Platinum LeaseCo and Platinum OwnerCo, individually a “Seller Party” and collectively, the “Seller Parties”), SPARTANS OWNER LLC, a Delaware limited liability company (“Spartans Owner”), and SPARTANS LESSEE LLC, a Delaware limited liability company (“Spartans Lessee” and together with Spartans Owner, individually a “Purchaser Party” and collectively, the “Purchaser Parties”). The Seller Parties and the Purchaser Parties are collectively referred to herein as the “Parties”.
     WHEREAS, the Parties entered into a certain Membership Interest Purchase Agreement dated on October 13, 2010, as amended by the certain First Amendment to Membership Interest Purchase Agreement dated November 12, 2010, and as further amended by that certain Second Amendment to Membership Interest Purchase Agreement dated November 15, 2010 (the “Purchase Agreement”), concerning the purchase and sale of the membership interests in South 17th Street OwnerCo Mezzanine, LLC, a Delaware limited liability company, and South 17th Street LeaseCo Mezzanine, LLC, a Delaware limited liability company (defined therein as the Target Interests); and
     WHEREAS, the Parties desire to amend the Purchase Agreement as set forth herein.
     NOW, THEREFORE, in consideration of good and valuable consideration, the receipt of which is hereby acknowledged, and intending to be legally bound hereby the Parties agree to amend the Purchase Agreement as follows:
     1. Definitions. All initial capitalized terms used, but not defined, in this Amendment shall have the meanings set forth in the Purchase Agreement.
     2. Amendment to Section 2(c). The Parties hereby agree that the first clause (prior to the colon) of the first sentence of Section 2(c) of the Purchase Agreement is hereby deleted and replaced with the following:
“Subject to adjustment as expressly provided herein, the Purchaser Parties shall pay Eighty-Six Million Nine Hundred Eight-Six Thousand Two Hundred Forty and 00/100 Dollars ($86,986,240.00) as the purchase price for the Target Interests (the “Purchase Price”) to the Seller Parties as follows:”
     3. Amendment to Section 9. The Parties hereby agree that the words “Prior to the date of the transfer described in Section 12(k),” are hereby inserted at the beginning Section 9(a)(viii) of the Purchase Agreement.

     Furthermore, the Parties hereby agree that Section 9(a)(ix) of the Purchase Agreement is hereby deleted and replaced with the following:
“(ix) As of the date of the transfer described in Section 12(k), Platinum OwnerCo has good and valid title to 99.99% of the outstanding membership interests in Mezz OwnerCo LLC, and MezzCo has good and valid title to .01% of the outstanding membership interests in Mezz OwnerCo LLC, which, in each case, shall be free and clear of all liens and encumbrances as of the Closing;”
     4. No Other Amendments. Except as otherwise expressly amended by this Amendment, (i) this Amendment shall not otherwise operate to waive, modify, release, consent to or in any manner affect any rights or obligations of the Parties under the Purchase Agreement, and (ii) the Purchase Agreement (as amended by this Amendment) shall remain in full force and effect.
     5. Conflict. Any conflict between the terms of the Purchase Agreement and the terms of this Amendment shall be resolved in favor of the terms of this Amendment.
     6. Incorporation of Recitals and Schedules. The recitals to this Amendment are incorporated herein by such reference and made a part of this Amendment.
     7. Execution of Amendment. Any Party may deliver executed signature pages to this Amendment by facsimile or other electronic transmission to any other Party, which facsimile or electronic copy shall be deemed to be an original executed signature page. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original and all of which counterparts together shall constitute one agreement with the same effect as if the Parties had signed the same signature page.
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Signatures on following pages.]

     In witness hereof, each party has caused this Amendment to be executed and delivered in its name by a duly authorized officer or representative.

SELLER PARTIES PLATINUM OWNERCO, LLC, a Delaware limited liability company
By:	/s/ Craig Caffarelli
	Name:	Craig Caffarelli

PLATINUM LEASECO, LLC, a Delaware limited liability company
By:	/s/ Craig Caffarelli
	Name:	Craig Caffarelli

SOUTH 17TH STREET INTERMEZZCO, LLC, a Delaware limited liability company

By: Platinum OwnerCo, LLC, a Delaware limited liability company, its sole member

By:	/s/ Craig Caffarelli
	Name:	Craig Caffarelli

PURCHASER PARTIES SPARTANS OWNER LLC, a Delaware limited liability company
By:	/s/ Thomas C. Fisher
	Name:	Thomas C. Fisher

SPARTANS LESSEE LLC, a Delaware limited liability company
By:	/s/ Thomas C. Fisher
	Name:	Thomas C. Fisher